Exhibit 10.3

COLLATERAL PLEDGE AGREEMENT

Dated:  November 1, 2013

DEBTOR:	Kitara Media Corp. (the “Debtor”)
525 Washington Boulevard, Suite 2620
Jersey City, New Jersey 07310
Attn: Lisa VanPatten, CFO

SECURED PARTY:	Wells Fargo Bank, National Association (the “Secured Party”) 1300 SW 5th Avenue, 11th Floor Portland, Oregon 97201
Attn: Relationship Manager—Kitara Media, LLC

1.             Security Interest and Collateral.  To secure the payment and performance of the Obligations (defined below) which Debtor may now or at any time hereafter owe to the Secured Party, the Debtor hereby grants the Secured Party a security interest (herein called the “Security Interest”) in the following property (collectively, the “Collateral”):  (i) the issued and outstanding capital stock, equity securities, membership interests, membership units, units, and ownership interests, and rights issued or granted in connection with any of the foregoing, of each Person (including, but not limited to, New York Publishing Group, Inc. and Andover Games, LLC) that are now or hereafter owned or held of record or beneficially by Debtor, and the certificates representing such shares, securities and/or interests, if any; (ii) all other capital stock, equity securities, warrants, options, membership interests, membership units, units, and ownership interests, and rights issued or granted in connection with the foregoing, issued by such Person now or hereafter owned or held of record or beneficially by Debtor at any time (and the certificates or other documents or instruments representing such shares, securities and/or other interests, if any); (iii) all rights associated with anything of the foregoing (including any rights under any shareholders agreements, investor rights agreements, registration rights agreements, and similar agreements); and (iv) any and all replacements, products and proceeds of, and dividends, distributions in property or securities, returns of capital or other distributions made on or with respect to, any of the foregoing.  Notwithstanding the foregoing, “Collateral” shall not include voting equity interests of any CFC, solely to the extent that such equity interests represents more than 65% of the outstanding voting equity interests of such CFC, or if a pledge of such voting equity interests of such CFC otherwise causes negative tax implications to Debtor.  For purposes of this paragraph, “CFC” means a controlled foreign corporation (as that term is defined in the U.S. Internal Revenue Code of 1986, as amended).

For purposes of this Agreement, “Obligations” shall mean, collectively, all now existing or hereafter arising obligations of the Debtor under that certain Continuing Guaranty executed by Debtor, New York Publishing Group, Inc., and Andover Games, LLC in favor of Secured Party, dated on or about the date of this Agreement, and all obligations of Debtor under any other Loan Document (as defined in the Credit Agreement (defined below)), in each case whether now existing or hereafter arising.

2.             Representations, Warranties and Covenants. The Debtor represents, warrants and covenants that:

2.1           Exhibit A attached hereto completely and accurately identifies, as of the date hereof, (i) the number of issued and outstanding equity interests of each Person held by the Debtor and (ii) the percentage of the Debtor’s ownership of the aggregate issued and outstanding equity interests of each such Person.

2.2           The Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by the Secured Party.  The Debtor represents and warrants that all actions necessary or desirable to perfect and establish the first priority of, or otherwise protect, Secured Party’s Security Interest in the Collateral, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Secured Party (or its agent or designee) of any certificates representing the Collateral, together with undated powers (or other documents of transfer acceptable to Secured Party) endorsed in blank by Debtor; (C) the filing of financing statements in the State of organization of Debtor and the delivery of an Issuer’s Acknowledgment in the form of Exhibit B with respect to the Collateral that are not represented by certificates.  The Debtor has delivered to (and with respect to any certificates acquired after the date of this Agreement, will deliver to) Secured Party all certificates representing the Collateral owned by Debtor to the extent such Collateral is represented by certificates, and undated powers (or other documents of transfer acceptable to Secured Party) endorsed in blank with respect to such certificates.  None of the Collateral owned or held by Debtor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

2.3           The Debtor is the owner of the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral and liens for taxes not yet delinquent or that are being contested in good faith and provided the Debtor has established adequate reserves in accordance with GAAP.

2.4           The Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral and any tax liens not yet delinquent or that are being contested in good faith and provided the Debtor has established adequate reserves in accordance with GAAP.

2.5           The Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral, except to the extent any of such taxes or charges are being contested in good faith and adequate reserves have been established in accordance with GAAP.

2.6           At any time, upon request by the Secured Party, the Debtor will deliver to the Secured Party all notices, financial statements, reports or other communications received by the Debtor as an owner or holder of the Collateral.

2.7           The Debtor will upon receipt deliver to the Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3.             Rights of the Secured Party.  The Debtor agrees that the Secured Party may at any time, upon the occurrence and during the continuance of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to the Secured Party of any amounts due or distributable thereon; (ii) in the Debtor’s name or the Secured Party’s name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral; (iii) receive all proceeds of the Collateral; and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at the Secured Party’s option, be applied in reduction of the Obligations, in such order of application as the Secured Party may determine, or be remitted to the Debtor.

4.             Events of Default.  Each of the following occurrences shall constitute an event of default under this Agreement (herein called “Event of Default”):  (i) the Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or the Debtor shall fail to observe or perform any covenant or agreement in this Agreement; (ii) any “Event of Default” shall occur under that certain Credit Agreement, dated as of the date hereof, between Kitara Media, LLC and Secured Party (as amended from time to time, the “Credit Agreement”); (iii) any representation or warranty made, or deemed made, by the Debtor shall prove false or misleading in any material respect; or (iv) an Event of Default, as defined in any credit agreement or other instrument or agreement evidencing or governing any or all of the Obligations, shall occur and be continuing.

5.             Remedies upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights or remedies:  (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the State of California, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to the Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; and/or (iv) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property.

6.             Miscellaneous.  Any disposition of the Collateral in the manner provided in Section 5 shall be deemed commercially reasonable to the extent permitted by applicable law.  This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party.  A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party’s rights or remedies.  All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.  All notices to be given to the Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, or by telecopier to the Debtor at its address or telecopier number, as the case may be, set forth above or at the most recent address or telecopier number shown on the Secured Party’s records.  All requests under Section 9-210 of the Uniform Commercial Code (i) shall be made in a writing signed by a person duly authorized by Debtor, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation, (iii) shall be deemed to be sent when received by the Secured Party, and (iv) shall otherwise comply with the requirements of Section 9-210.  The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding.  The Debtor shall pay Secured Party the maximum amount allowed by law for responding to such requests.  The Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.  The Debtor will reimburse the Secured Party for all expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings.  This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party’s acceptance hereof.  If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.  All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.  If this Agreement is signed by more than one person as the Debtor, the term “Debtor” shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to the Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them.  Unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in California, shall have the meanings therein stated.

7.             CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

7.1           THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

7.2           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  DEBTOR AND SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.2.

7.3           TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”).  DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7.4           NO CLAIM MAY BE MADE BY DEBTOR AGAINST SECURED PARTY, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND DEBTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

7.5           IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN SECTION 7.3 ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(a)           WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (b) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1.  THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE.  VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(b)           THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING:  (A) FORECLOSURE OR ANY SIMILAR REMEDY OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS).  THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(c)           UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE.  IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(b).  THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW.  PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(d)           EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING.  ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT.  THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(e)           THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES.  THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(f)           THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW.  THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT.  THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.  THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(g)           THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT.

[signature on next page]

 IN WITNESS WHEREOF, the undersigned has executed this Collateral Pledge Agreement as of the date and year first above written.

KITARA MEDIA CORP.

By:
Print Name:
Title:

S-1

Exhibit A

Collateral

Issuer	Class or Other Description of Pledged Securities	Certificate Number (if applicable)	Number of Pledged Securities	Total Outstanding Securities	Percentage of Total Outstanding Securities Pledged
New York Publishing Group, Inc.	common stock	N/A			100%
Andover Games, LLC	membership interests	N/A			100%
Kitara Media, LLC	membership interests	N/A			100%

Exhibit B

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of a copy of that certain Collateral Pledge Agreement dated as of November 1, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Pledge Agreement), executed by Kitara Media Corp., a Delaware corporation (“Debtor”), in favor of Wells Fargo Bank, National Association (“Secured Party”); (ii) agrees promptly to note on its books the security interests granted to Secured Party and confirmed under the Pledge Agreement; (iii) agrees that it will comply with instructions of Secured Party or its nominee with respect to the applicable Collateral without further consent by the Debtor; (iv) agrees that the “issuer’s jurisdiction” (as defined in Section 8110 of the Code) is [___________________]; (v) agrees to notify Secured Party upon obtaining knowledge of any interest in favor of any person in the applicable Collateral that is adverse to the interest of Secured Party; and (vi) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Collateral thereunder in the name of Secured Party or its nominee or the exercise of voting rights by Secured Party or its nominee.

IN WITNESS WHEREOF, the undersigned has caused this Issuer’s Acknowledgment to be executed and delivered as of [____________], 201[___].

[_________________________________________________]

By:
Name:
Title: